Liabilities to Credit Institutions	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Liabilities to Credit Institutions

Note 19. Liabilities to credit institutions

	June 30, 2025	December 31, 2024
Non-current liabilities to credit institutions	115,746	116,216
Current liabilities to credit institutions	4,899	5,757
Total	120,645	121,973

As of June 30, 2025 and December 31, 2024, the Liabilities to credit institutions balance amounted to $120.6 million and $122.0 million, respectively, and was related to outstanding amounts under the TLB Credit Agreement (as defined below) and the EIF Facility (as defined below).

The European Investment Fund guaranteed three-year term loan facility with Svensk Exportkredit (the “EIF Facility”) was entered into in October 2019. In October 2022, the EIF Facility was amended to extend the term for another three years, with a maturity date in October 2025. The loan facility and interest margin remain unchanged. As of June 30, 2025 and December 31, 2024, the Group had €0.6 million (equivalent of $0.7 million) and €1.3 million (equivalent of $1.3 million), respectively, outstanding on the EIF Facility, including accrued interest.

In April 2023, the Company entered into a Term Loan B Credit Agreement (the “TLB Credit Agreement”) with, amongst others, Silver Point Finance LLC as Syndication Agent and Lead Lender, J.P. Morgan SE, as Administrative Agent and Wilmington Trust (London) Limited as Security Agent, including a term loan facility of $130 million borrowed by Oatly AB. The term of the TLB Credit Agreement is five years from the funding date of the term loan facility, and the term loan facility is subject to 1% amortization per annum paid in quarterly installments. Borrowings carry an interest rate of Term SOFR (with floor of 2.50%) plus 7.5% or Base Rate (with floor of 3.50%) plus 6.5%. The TLB Credit Agreement, contains ongoing covenants such as minimum EBITDA, total net leverage ratio and liquidity requirements. The TLB Credit Agreement also contains certain negative covenants, including but not limited to restrictions on indebtedness, limitations on liens, fundamental changes covenant, asset sales covenant, and restricted payments covenant. The debt under the TLB Credit Agreement ranks pari passu with, and shares in the same security and guarantees from the Group as the EIF Facility and the SRCF Agreement by way of the Intercreditor Agreement.

As of June 30, 2025 and December 31, 2024, the Group had $119.9 million and $120.7 million, respectively, outstanding on the TLB Credit Agreement, including accrued interest and net after original issue discount and transaction costs.

In April 2023, the SRCF Agreement was amended and restated whereby, among other things, (i) the term of the SRCF Agreement was reset to three years and six months, with a one year uncommitted extension option, (ii) the lender group under the SRCF Agreement was reduced to JP Morgan SE, BNP Paribas SA, Bankfilial Sverige, Coöperatieve Rabobank U.A. and Nordea Bank Abp, filial i Sverige and the commitments under the SRCF Agreement were reduced to SEK 2,100 million (equivalent of $192.1 million), with an uncommitted incremental revolving facility option of up to SEK 500 million (equivalent of $45.7 million), (iii) the initial margin was reset at 4.00% p.a., (iv) the tangible solvency ratio, minimum EBITDA, minimum liquidity and total net leverage ratio financial covenants were reset, (v) the existing negative covenants were amended to further align with those included in the TLB Credit Agreement, including in relation to incurrence of indebtedness, and (vi) the debt under the SRCF Agreement ranks pari passu with, and shares in the same security and guarantees from the Group as, the EIF Facility and the TLB Credit Agreement by way of the Intercreditor Agreement. As of June 30, 2025 and December 31, 2024, the Group had no utilized loan amounts under the amended SRCF Agreement.

In May 2023, (i) the SRCF Agreement was amended pursuant to an amendment letter to, among other things, ensure that the Convertible Notes constitute “PIPE Financing” under and as defined in the SRCF Agreement and (ii) the TLB Credit Agreement was amended pursuant to an amendment agreement to, among other things, ensure that the Convertible Notes constitute “Convertible Bonds” under and as defined in the TLB Credit Agreement. See Note 21 Convertible Notes for more information on the Company’s Convertible Notes.

On February 14, 2024, the Sustainable Revolving Credit Facility Agreement and the Term Loan B Credit Agreement were amended and restated to, among other things, (i) reset the financial covenant levels applying to the minimum EBITDA (including separate testing of the Group’s Europe & International EBITDA, the definition of which has subsequently been corrected by way of subsequent amendment), minimum liquidity and total net leverage ratio financial covenants and, in relation to the Sustainable Revolving Credit Facility Agreement, the tangible solvency ratio financial covenant, (ii) revise certain financial definitions to permit additional adjustments for the purpose of the calculation of the financial covenants and (iii) provide certain flexibility for disposals of assets relating to the Group’s production facilities in Dallas Fort Worth, Texas, United States of America and Peterborough, United Kingdom. In addition, the existing draw-stop level for the Sustainable Revolving Credit Facility Agreement, which requires that a certain amount of such facility remains undrawn for as long as the last twelve months’ (“LTM”) consolidated EBITDA of the Group is negative, was increased from $50 million to $100 million, and the original 24 months’ non-call/make-whole period applying under the Term Loan B Credit Agreement was reset to apply for the 18 months following the amendment effective date (for the avoidance of doubt, the subsequent 12 months’ prepayment fee period still applies after the end of such 18-month period).

Under the amended Sustainable Revolving Credit Facility Agreement and Term Loan B Credit Agreement, the total net leverage ratio financial covenant, tested in respect of the LTM period ending on each quarter date, will start to apply in respect of the LTM period ending on 31 December 2026 and the applicable financial covenant level will be 4.50:1, stepping down to 3.50:1 for each LTM period ending in 2027 and to 3.00:1 for each LTM period in 2028. The reset quarterly tangible solvency ratio financial covenant level applying under the amended Sustainable Revolving Credit Facility Agreement is 30%.

On February 14, 2024, the EIF Facility was amended and restated to, where and to the extent applicable, implement equivalent amendments as those made to the Sustainable Revolving Credit Facility Agreement on February 14, 2024.

On February 11, 2025, the SRCF Agreement and TLB Credit Agreement were amended and restated to, among other things, (i) reset certain financial covenant levels applying to the minimum liquidity financial covenant, (ii) revise certain financial definitions to permit additional adjustments for the purpose of the calculation of certain financial covenants, including in relation to certain costs relating to the discontinuance of certain of the Group’s manufacturing facilities and (iii) provide certain flexibility for disposals of assets relating to the relevant manufacturing facilities.

The amended SRCF Agreement and TLB Credit Agreement impose limitations on drawdowns under the SRCF Agreement (other than under ancillary facilities, such as overdraft facilities and bank guarantees, which are exempted from these limitations) based on the last four quarters’ consolidated EBITDA of the Group, where, if last four quarters’ consolidated EBITDA of the Group is:

(i) less than $0, $0 may be drawn; and

(ii) equal to or greater than $75 million, the full amount of the existing facility may be drawn,

with interim steps in between, and increases requiring improved performance for two consecutive four quarter periods and reductions requiring decreased performance for one four quarter period.

On February 11, 2025, the EIF Facility was amended and restated to, where and to the extent applicable, implement equivalent amendments as those made to the Sustainable Revolving Credit Facility Agreement on February 11, 2025.

On March 19, 2025, Oatly Shanghai Co., Ltd. entered into a new RMB 30 million (equivalent of $4.2 million) working capital credit facility with China Merchants Bank Co., Ltd. Shanghai Branch (the “CMB Credit Facility”). Individual utilizations under the CMB Credit Facility are subject to the lender’s approval. The CMB Credit Facility is available for one year, is unsecured, and includes creditor protection in the form of, among other things, representations, covenants (including negative pledge, restrictions on borrowings, investments and dispositions by Oatly Shanghai Co., Ltd., distributions by Oatly Shanghai Co., Ltd. and entry into transactions with its affiliates) and events of default. As of June 30, 2025, the Group had no utilized loan amounts under the amended CMB Credit Facility.

For more information on the Group’s credit facilities, see Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources”.

Currency risk (transaction risk)

The TLB Credit Agreement is denominated in USD and the borrower within the Group is Oatly AB with a functional currency of SEK. The Group is therefore exposed to currency risk SEK/USD and if the rate would increase/decrease by 10% the impact on loss before tax for the six months ended June 30, 2025, would be $11.7 million.

Interest rate risk

The Group is exposed to interest rate risk that arises from the term loan that carries an interest of Term SOFR with a floor of 2.5%. To manage the risk the Group has entered into interest rate caps for the full amount of the term loan of $130 million. The cap is 4.6% and has a maturity of 3 years (April 2026). The effect from increase in basis points is limited due to the cap that economically hedges the TLB Credit Agreement. If variable interest increased by 300 basis points the impact on loss before tax for the six months ended June 30, 2025, would be $0.2 million. If variable interest decreased by 300 basis points the impact on loss before tax for the six months ended June 30, 2025, would be $1.1 million, taking into account the floor of 2.5% in the term loan.